UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2016

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-35139	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.07.  Submission of Matters to Vote of Security Holders

State Bank Financial Corporation held its Annual Meeting of Shareholders on Wednesday, May 25, 2016 in Atlanta, Georgia. We asked our shareholders to vote on the following four proposals:

•	to elect ten directors to serve a one-year term;

•	to conduct a non-binding advisory vote on the compensation of our named executive officers (the “say on pay vote”);

•	to reapprove the performance measures for certain performance-based awards under the 2011 Omnibus Equity Compensation Plan; and

•	to ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2016.

Following is a tabulation of the votes with respect to each proposal.

Election of Directors

The following directors were elected with the following votes to serve until the 2017 annual meeting of shareholders or until their respective successors are duly elected and qualified.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
James R. Balkcom, Jr.	31,403,262	1,645,063	10,425	2,785,668
Archie L. Bransford, Jr.	32,682,019	367,158	9,573	2,785,668
Kim M. Childers	32,672,548	376,285	9,917	2,785,668
Ann Q. Curry	31,715,460	1,322,452	20,838	2,785,668
Joseph W. Evans	32,650,957	399,040	8,753	2,785,668
Virginia A. Hepner	31,553,276	1,496,721	8,753	2,785,668
John D. Houser	32,504,907	545,090	8,753	2,785,668
William D. McKnight	32,492,545	544,752	21,453	2,785,668
Major General (Retired) Robert H. McMahon	31,731,255	1,319,047	8,448	2,785,668
J. Thomas Wiley, Jr.	32,684,797	364,226	9,727	2,785,668

Say on Pay

The compensation of our named executive officers was approved with the following non-binding votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,394,696	2,498,406	165,648	2,785,668

Reapproval of Performance Goals

The performance measures for certain performance-based awards under our 2011 Omnibus Equity Compensation Plan were re-approved with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,680,894	364,991	12,865	2,785,668

Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2016 was approved with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,689,299	26,269	128,850	—

Item 8.01.  Other Events

On May 25, 2016, the Board of Directors of State Bank Financial Corporation declared a quarterly dividend of $.14 per common share to be paid on June 14, 2016 to common stock shareholders of record as of June 6, 2016. A copy of the press release announcing the cash dividend is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release issued by State Bank Financial Corporation on May 25, 2016 regarding the announcement of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: May 26, 2016	By:	/s/ Sheila E. Ray
Sheila E. Ray
Chief Financial Officer